UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2006

CWABS, Inc. (as depositor under an Indenture, dated as of March 22, providing for, inter alia, the issuance of GSC Capital Corp. Mortgage Trust 2006-1, Mortgage-Backed Notes, Series 2006-1)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-131591-04	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Other Events.
On March 22, 2006, CWABS, Inc. (the “Company”) entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of February 24, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), CWMBS, Inc. (“CWMBS”), CWALT, Inc. (“CWALT”), CWHEQ, Inc. (“CWHEQ”) and Lehman Brothers Special Financing Inc., as counterparty (the “Counterparty”). The Item 1115 Agreement is annexed hereto as Exhibit 99.7.

Exhibit No.	Description
99.7	Item 1115 Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Vice President

Dated: April 18, 2006

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
99.7	Item 1115 Agreement